UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 29, 2026

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 500

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On August 13, 2026, KonaTel, Inc. (“KonaTel,” “we,” “our,” “us” or similar words of import) received notice from IM Telecom, LLC, an Oklahoma limited liability company (“IM Telecom”), of which we own a 51% investment membership interest, that on July 27, 2026, IM Telecom received notice from the United States Federal Communications Commission (respectively, the “FCC” and the “Notice”) regarding certain alleged violations of the FCC’s Lifeline program rules.

IM Telecom advised us that it believes it is not in violation of the FCC’s Lifeline program rules and would be responding directly to the FCC in respect of all matters. A copy of IM Telecom’s notice to us accompanies this Current Report. See Exhibit 99 in Section 9 – Financial Statements and Exhibits, Item 9.01, below.

Effective February 7, 2018, we acquired IM Telecom under an Agreement for the Purchase and Sale of Membership Interest (the “PSMI”), respecting the acquisition of 100% of the membership interest in IM Telecom, then doing business as “Infiniti Mobile.” The principal asset of IM Telecom at that time was a “Lifeline Program” license granted by the FCC, which was an FCC approved wireless “Compliance Plan.” The FCC approved our acquisition of IM Telecom, and on January 31, 2019, we completed the purchase of IM Telecom.

On January 22, 2024, KonaTel and IM Telecom entered into a Membership Interest Purchase Agreement (respectively, the “Excess Telecom Purchase Agreement” or the “Membership Interest Purchase Agreement”) with Excess Telecom, Inc., a Nevada corporation (“Excess Telecom”), pursuant to which KonaTel conveyed 49% of its membership interest in IM Telecom to Excess Telecom on the “Initial Closing Date,” and if the transaction was approved by the FCC, we would have conveyed the remaining 51% of the membership interest in IM Telecom to Excess Telecom on the “Final Closing Date.” If not approved by the FCC, we would retain the 51% of IM Telecom’s membership interest and Excess Telecom would retain the 49% membership interest in IM Telecom. Further, KonaTel would have had no obligation to refund any portion of the funds paid by Excess Telecom to KonaTel on the Initial Closing Date. Additional agreements were also executed by the parties on the Initial Closing Date, including a “Management Service Agreement,” a “Master Distribution Agreement” and an “Amended and Restated Operating Agreement” (collectively, the “Transaction Documents”). For additional information on these Transaction Documents, see our 8-KA-1 Current Report dated January 22, 2024, filed with the SEC on January 30, 2024, which is Hyperlinked in Section 9 – Financial Statements and Exhibits, Item 9.01, Part IV, Item 15, below, and is incorporated herein by reference.

On September 19, 2025, KonaTel and Excess Telecom executed a First Omnibus Amendment to Transaction Documents (the “First Omnibus Agreement”) and a Third Amended and Restated Operating Agreement of IM Telecom (the “Amended Operating Agreement”). The First Omnibus Amendment was executed to create IM Telecom as a standalone partnership entity owned 51% by KonaTel and 49% by Excess Telecom, and the parties withdrew the application for FCC approval of the Membership Interest Purchase Agreement. For KonaTel’s part, this entity change included transferring certain employees previously working for IM Telecom who were on KonaTel’s payroll to the new entity. As agreed by KonaTel and Excess Telecom, effective October 1, 2025, all combined net income of IM Telecom would be reported for federal income tax purposes as a partnership (Form 1065) and KonaTel would continue to receive distributions based upon a new Distribution Agreement for compensation from it sales under the IM Telecom’s vertical sales channels, including all new sales stemming from its new healthcare vertical partnership as originally agreed. The Management Agreement originally signed on the Initial Closing Date of January 22, 2024, was terminated and was of no further force or effect and with all ongoing business operations of IM Telecom to continue under the new standalone IM Telecom entity. See our 8-KA-2 Current Report dated January 22, 2024, filed with the SEC on September 30, 2025, which is Hyperlinked in Section 9 – Financial Statements and Exhibits, Item 9.01, Part IV, Item 15, below, and is incorporated herein by reference. Effective with the creation of the First Omnibus Agreement between KonaTel and Excess Telecom, under “the Annual Plan” agreed upon by the parties, on October 1, 2025, IM Telecom began to operate as a standalone entity with employees not shared by KonaTel; and with KonaTel continuing to receive distributions based upon a new Distribution Agreement for compensation from it sales only under the IM Telecom’s vertical sales channels, including all new sales stemming from our new healthcare vertical partnership as originally agreed. In addition, during 2025, the Company began to refocus its efforts on the Hosted Services solutions operated by its wholly owned subsidiary, Apeiron Systems, Inc., a Nevada corporation (“Aperion Systems”). While KonaTel continues to receive regular, currently $16,500, monthly distributions from the IM Telecom partnership, which we anticipate decreasing by about 12% monthly over the next year to two, our focus is now on growing our Hosted Services rather than Lifeline services, which enjoy substantially higher margins and substantially lower customer churn characteristics.

Based on the foregoing, including advice of attorneys familiar with FCC rules and regulations, we believe IM Telecom’s operations comply with the FCC’s “Intermountain Microwave Test.”

No assurance can be given that the FCC’s noticed action regarding IM Telecom may not result in adverse consequences to KonaTel, and which cannot be determined at this time.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Letter of IM Telecom addressed to KonaTel, Inc. dated August 13, 2026.

8-KA-1 Current Report dated January 22, 2024 (“Excess Telecom Membership Purchase Agreement and Transaction Documents”), filed with the SEC on January 30, 2024.

8-KA-2 Current Report dated January 22, 2024 (“Excess Telecom First Omnibus Agreement and Transaction Documents”), filed with the SEC on September 30, 2025.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: August 14, 2026.	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman, Chief Executive Officer and Director

3